December 23, 2008

Mr. Peter G. Humphrey
President and Chief Executive Officer
Financial Institutions, Inc.
220 Liberty Street
P.O. Box 227
Warsaw, New York 14569

Dear Mr. Humphrey,

Financial Institutions, Inc. (the “Company”) anticipates entering into a Securities Purchase Agreement (the “Participation Agreement”) with the United States Department of Treasury (“Treasury”) that provides for the Company’s participation in the Treasury’s TARP Capital Purchase Program (the “CPP”). If the Company does not participate or ceases at any time to participate in the CPP, this letter shall be of no further force and effect.

For the Company to participate in the CPP and as a condition to the closing of the investment contemplated by the Participation Agreement, the Company is required to establish specified standards for incentive compensation to its senior executive officers and to make changes to its compensation arrangements. To comply with these requirements, and in consideration of the benefits that you will receive as a result of the Company’s participation in the CPP, you agree as follows:

1)	No Golden Parachute Payments. The Company is prohibiting any golden parachute payment to you during any “applicable tax year.” An “applicable tax year” is any period during which (a) you are a senior executive officer, and (b) Treasury holds an equity or debt position in the Company under the CPP.

2)	Recovery of Bonus and Incentive Compensation. Any bonus and incentive compensation paid to you during a CPP Covered Period is subject to recovery or “clawback” by the Company if the payments were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria.

3)	Compensation Program Amendments. Each of the Company’s compensation, bonus, incentive and other benefit plans, arrangements and agreements (including golden parachute, severance and employment agreements) either currently or hereinafter in effect and including all amendments thereto (collectively, “Benefit Plans”) with respect to you are hereby amended to the extent necessary to give effect to provisions (l) and (2).

4)	Definitions and Interpretation. This letter shall be interpreted as follows:

•	The term “Company” includes any entities treated as a single employer with the Company under 31 C.F.R. § 30.1(b) (as in effect on the Closing Date). You are also delivering a waiver pursuant to the Participation Agreement, and, as between the Company and you, the term “employer” in that waiver will be deemed to mean the Company as used in this letter.

•	The term “applicable tax year” shall be limited by, and interpreted in a manner consistent with, 31 C.F.R. § 30.11, (as in effect on the Closing Date).

•	“EESA” means the Emergency Economic Stabilization Act of 2008 as implemented by guidance or regulation issued by the Department of the Treasury and as published in the Federal Register on October 20, 2008.

•	“Golden parachute payment” is used with same meaning as in Section 111(b)(2)(C) of EESA.

•	“Senior executive officer” means the Company’s “senior executive officers” as defined in subsection 111(b)(3) of EESA.

•	Provisions (1) and (2) of this letter are intended to, and will be interpreted, administered and construed to, comply with Section 111 of EESA and the guidance thereunder (and, to the maximum extent consistent with the preceding, to permit operation of the Benefit Plans in accordance with their terms before giving effect to this letter)

5)	Miscellaneous. To the extent not subject to federal law, this letter will be governed by and construed in accordance with the laws of New York. This letter may be executed in two or more counterparts, each of which will be deemed to be an original. A signature transmitted by facsimile will be deemed an original signature.

In addition, the Company is required to review its Benefit Plans to ensure that they do not encourage senior executive officers to take unnecessary and excessive risks that threaten the value of the Company. To the extent any such review requires revisions to any Benefit Plan with respect to you, you and the Company agree to negotiate such changes promptly and in good faith.

In addition to the foregoing and in consideration for the benefits you will receive as a result of Company’s participation in the CPP, you agree to voluntarily waive any claim against the United States or the Company for any changes to your compensation or benefits that are required to comply with EESA. This waiver includes all claims you may have under the laws of the United States or any state related to the requirements imposed by EESA, including without limitation a claim for any compensation or other payments you would otherwise receive, any challenge to the process by which this regulation was adopted and any tort or constitutional claim about the effect of these regulations on your employment relationship.

Please indicate your agreement by signing and returning this letter agreement.

Yours sincerely,

/s/ Ronald A. Miller
Ronald A. Miller
Executive Vice President and
Chief Financial Officer,
Financial Institutions, Inc.

Intending to be legally bound, I agree with
and accept the foregoing terms on the date set
forth below.

/s/ Peter G. Humphrey
Peter G. Humphrey
Date: December 23, 2008

December 23, 2008

Mr. Ronald A. Miller
Executive Vice President and

Chief Financial Officer

Financial Institutions, Inc.
220 Liberty Street
P.O. Box 227
Warsaw, New York 14569

Dear Mr. Miller,

Financial Institutions, Inc. (the “Company”) anticipates entering into a Securities Purchase Agreement (the “Participation Agreement”) with the United States Department of Treasury (“Treasury”) that provides for the Company’s participation in the Treasury’s TARP Capital Purchase Program (the “CPP”). If the Company does not participate or ceases at any time to participate in the CPP, this letter shall be of no further force and effect.

For the Company to participate in the CPP and as a condition to the closing of the investment contemplated by the Participation Agreement, the Company is required to establish specified standards for incentive compensation to its senior executive officers and to make changes to its compensation arrangements. To comply with these requirements, and in consideration of the benefits that you will receive as a result of the Company’s participation in the CPP, you agree as follows:

1)	No Golden Parachute Payments. The Company is prohibiting any golden parachute payment to you during any “applicable tax year.” An “applicable tax year” is any period during which (a) you are a senior executive officer, and (b) Treasury holds an equity or debt position in the Company under the CPP.

2)	Recovery of Bonus and Incentive Compensation. Any bonus and incentive compensation paid to you during a CPP Covered Period is subject to recovery or “clawback” by the Company if the payments were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria.

3)	Compensation Program Amendments. Each of the Company’s compensation, bonus, incentive and other benefit plans, arrangements and agreements (including golden parachute, severance and employment agreements) either currently or hereinafter in effect and including all amendments thereto (collectively, “Benefit Plans”) with respect to you are hereby amended to the extent necessary to give effect to provisions (l) and (2).

6)	Definitions and Interpretation. This letter shall be interpreted as follows:

•	The term “Company” includes any entities treated as a single employer with the Company under 31 C.F.R. § 30.1(b) (as in effect on the Closing Date). You are also delivering a waiver pursuant to the Participation Agreement, and, as between the Company and you, the term “employer” in that waiver will be deemed to mean the Company as used in this letter.

•	The term “applicable tax year” shall be limited by, and interpreted in a manner consistent with, 31 C.F.R. § 30.11, (as in effect on the Closing Date).

•	“EESA” means the Emergency Economic Stabilization Act of 2008 as implemented by guidance or regulation issued by the Department of the Treasury and as published in the Federal Register on October 20, 2008.

•	“Golden parachute payment” is used with same meaning as in Section 111(b)(2)(C) of EESA.

•	“Senior executive officer” means the Company’s “senior executive officers” as defined in subsection 111(b)(3) of EESA.

•	Provisions (1) and (2) of this letter are intended to, and will be interpreted, administered and construed to, comply with Section 111 of EESA and the guidance thereunder (and, to the maximum extent consistent with the preceding, to permit operation of the Benefit Plans in accordance with their terms before giving effect to this letter)

7)	Miscellaneous. To the extent not subject to federal law, this letter will be governed by and construed in accordance with the laws of New York. This letter may be executed in two or more counterparts, each of which will be deemed to be an original. A signature transmitted by facsimile will be deemed an original signature.

In addition, the Company is required to review its Benefit Plans to ensure that they do not encourage senior executive officers to take unnecessary and excessive risks that threaten the value of the Company. To the extent any such review requires revisions to any Benefit Plan with respect to you, you and the Company agree to negotiate such changes promptly and in good faith.

In addition to the foregoing and in consideration for the benefits you will receive as a result of Company’s participation in the CPP, you agree to voluntarily waive any claim against the United States or the Company for any changes to your compensation or benefits that are required to comply with EESA. This waiver includes all claims you may have under the laws of the United States or any state related to the requirements imposed by EESA, including without limitation a claim for any compensation or other payments you would otherwise receive, any challenge to the process by which this regulation was adopted and any tort or constitutional claim about the effect of these regulations on your employment relationship.

Please indicate your agreement by signing and returning this letter agreement.

Yours sincerely,

/s/ Peter G. Humphrey
Peter G. Humphrey
President and Chief Executive Officer
Financial Institutions, Inc.

Intending to be legally bound, I agree with
and accept the foregoing terms on the date set
forth below.

/s/ Ronald A. Miller
Ronald A. Miller
Date: December 23, 2008

December 23, 2008

Mr. James T. Rudgers
Executive Vice President and

Chief of Community Banking

Financial Institutions, Inc.
220 Liberty Street
P.O. Box 227
Warsaw, New York 14569

Dear Mr. Rudgers,

Financial Institutions, Inc. (the “Company”) anticipates entering into a Securities Purchase Agreement (the “Participation Agreement”) with the United States Department of Treasury (“Treasury”) that provides for the Company’s participation in the Treasury’s TARP Capital Purchase Program (the “CPP”). If the Company does not participate or ceases at any time to participate in the CPP, this letter shall be of no further force and effect.

For the Company to participate in the CPP and as a condition to the closing of the investment contemplated by the Participation Agreement, the Company is required to establish specified standards for incentive compensation to its senior executive officers and to make changes to its compensation arrangements. To comply with these requirements, and in consideration of the benefits that you will receive as a result of the Company’s participation in the CPP, you agree as follows:

1)	No Golden Parachute Payments. The Company is prohibiting any golden parachute payment to you during any “applicable tax year.” An “applicable tax year” is any period during which (a) you are a senior executive officer, and (b) Treasury holds an equity or debt position in the Company under the CPP.

2)	Recovery of Bonus and Incentive Compensation. Any bonus and incentive compensation paid to you during a CPP Covered Period is subject to recovery or “clawback” by the Company if the payments were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria.

3)	Compensation Program Amendments. Each of the Company’s compensation, bonus, incentive and other benefit plans, arrangements and agreements (including golden parachute, severance and employment agreements) either currently or hereinafter in effect and including all amendments thereto (collectively, “Benefit Plans”) with respect to you are hereby amended to the extent necessary to give effect to provisions (l) and (2).

8)	Definitions and Interpretation. This letter shall be interpreted as follows:

•	The term “Company” includes any entities treated as a single employer with the Company under 31 C.F.R. § 30.1(b) (as in effect on the Closing Date). You are also delivering a waiver pursuant to the Participation Agreement, and, as between the Company and you, the term “employer” in that waiver will be deemed to mean the Company as used in this letter.

•	The term “applicable tax year” shall be limited by, and interpreted in a manner consistent with, 31 C.F.R. § 30.11, (as in effect on the Closing Date).

•	“EESA” means the Emergency Economic Stabilization Act of 2008 as implemented by guidance or regulation issued by the Department of the Treasury and as published in the Federal Register on October 20, 2008.

•	“Golden parachute payment” is used with same meaning as in Section 111(b)(2)(C) of EESA.

•	“Senior executive officer” means the Company’s “senior executive officers” as defined in subsection 111(b)(3) of EESA.

•	Provisions (1) and (2) of this letter are intended to, and will be interpreted, administered and construed to, comply with Section 111 of EESA and the guidance thereunder (and, to the maximum extent consistent with the preceding, to permit operation of the Benefit Plans in accordance with their terms before giving effect to this letter)

9)	Miscellaneous. To the extent not subject to federal law, this letter will be governed by and construed in accordance with the laws of New York. This letter may be executed in two or more counterparts, each of which will be deemed to be an original. A signature transmitted by facsimile will be deemed an original signature.

In addition, the Company is required to review its Benefit Plans to ensure that they do not encourage senior executive officers to take unnecessary and excessive risks that threaten the value of the Company. To the extent any such review requires revisions to any Benefit Plan with respect to you, you and the Company agree to negotiate such changes promptly and in good faith.

In addition to the foregoing and in consideration for the benefits you will receive as a result of Company’s participation in the CPP, you agree to voluntarily waive any claim against the United States or the Company for any changes to your compensation or benefits that are required to comply with EESA. This waiver includes all claims you may have under the laws of the United States or any state related to the requirements imposed by EESA, including without limitation a claim for any compensation or other payments you would otherwise receive, any challenge to the process by which this regulation was adopted and any tort or constitutional claim about the effect of these regulations on your employment relationship.

Please indicate your agreement by signing and returning this letter agreement.

Yours sincerely,

/s/ Peter G. Humphrey
Peter G. Humphrey
President and Chief Executive Officer
Financial Institutions, Inc.

Intending to be legally bound, I agree with
and accept the foregoing terms on the date set
forth below.

/s/ James T. Rudgers
James T. Rudgers
Date: December 23, 2008

December 23, 2008

Mr. George D. Hagi
Executive Vice President and

Chief Risk Officer

Financial Institutions, Inc.
220 Liberty Street
P.O. Box 227
Warsaw, New York 14569

Dear Mr. Hagi,

Financial Institutions, Inc. (the “Company”) anticipates entering into a Securities Purchase Agreement (the “Participation Agreement”) with the United States Department of Treasury (“Treasury”) that provides for the Company’s participation in the Treasury’s TARP Capital Purchase Program (the “CPP”). If the Company does not participate or ceases at any time to participate in the CPP, this letter shall be of no further force and effect.

For the Company to participate in the CPP and as a condition to the closing of the investment contemplated by the Participation Agreement, the Company is required to establish specified standards for incentive compensation to its senior executive officers and to make changes to its compensation arrangements. To comply with these requirements, and in consideration of the benefits that you will receive as a result of the Company’s participation in the CPP, you agree as follows:

1)	No Golden Parachute Payments. The Company is prohibiting any golden parachute payment to you during any “applicable tax year.” An “applicable tax year” is any period during which (a) you are a senior executive officer, and (b) Treasury holds an equity or debt position in the Company under the CPP.

2)	Recovery of Bonus and Incentive Compensation. Any bonus and incentive compensation paid to you during a CPP Covered Period is subject to recovery or “clawback” by the Company if the payments were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria.

3)	Compensation Program Amendments. Each of the Company’s compensation, bonus, incentive and other benefit plans, arrangements and agreements (including golden parachute, severance and employment agreements) either currently or hereinafter in effect and including all amendments thereto (collectively, “Benefit Plans”) with respect to you are hereby amended to the extent necessary to give effect to provisions (l) and (2).

10)	Definitions and Interpretation. This letter shall be interpreted as follows:

•	The term “Company” includes any entities treated as a single employer with the Company under 31 C.F.R. § 30.1(b) (as in effect on the Closing Date). You are also delivering a waiver pursuant to the Participation Agreement, and, as between the Company and you, the term “employer” in that waiver will be deemed to mean the Company as used in this letter.

•	The term “applicable tax year” shall be limited by, and interpreted in a manner consistent with, 31 C.F.R. § 30.11, (as in effect on the Closing Date).

•	“EESA” means the Emergency Economic Stabilization Act of 2008 as implemented by guidance or regulation issued by the Department of the Treasury and as published in the Federal Register on October 20, 2008.

•	“Golden parachute payment” is used with same meaning as in Section 111(b)(2)(C) of EESA.

•	“Senior executive officer” means the Company’s “senior executive officers” as defined in subsection 111(b)(3) of EESA.

•	Provisions (1) and (2) of this letter are intended to, and will be interpreted, administered and construed to, comply with Section 111 of EESA and the guidance thereunder (and, to the maximum extent consistent with the preceding, to permit operation of the Benefit Plans in accordance with their terms before giving effect to this letter)

11)	Miscellaneous. To the extent not subject to federal law, this letter will be governed by and construed in accordance with the laws of New York. This letter may be executed in two or more counterparts, each of which will be deemed to be an original. A signature transmitted by facsimile will be deemed an original signature.

In addition, the Company is required to review its Benefit Plans to ensure that they do not encourage senior executive officers to take unnecessary and excessive risks that threaten the value of the Company. To the extent any such review requires revisions to any Benefit Plan with respect to you, you and the Company agree to negotiate such changes promptly and in good faith.

In addition to the foregoing and in consideration for the benefits you will receive as a result of Company’s participation in the CPP, you agree to voluntarily waive any claim against the United States or the Company for any changes to your compensation or benefits that are required to comply with EESA. This waiver includes all claims you may have under the laws of the United States or any state related to the requirements imposed by EESA, including without limitation a claim for any compensation or other payments you would otherwise receive, any challenge to the process by which this regulation was adopted and any tort or constitutional claim about the effect of these regulations on your employment relationship.

Please indicate your agreement by signing and returning this letter agreement.

Yours sincerely,

/s/ Peter G. Humphrey
Peter G. Humphrey
President and Chief Executive Officer
Financial Institutions, Inc.

Intending to be legally bound, I agree with
and accept the foregoing terms on the date set
forth below.

/s/ George D. Hagi
George D. Hagi
Date: December 23, 2008

December 23, 2008

Mr. Kevin B. Klotzbach
Senior Vice President and Treasurer
Financial Institutions, Inc.
220 Liberty Street
P.O. Box 227
Warsaw, New York 14569

Dear Mr. Klotzbach,

Financial Institutions, Inc. (the “Company”) anticipates entering into a Securities Purchase Agreement (the “Participation Agreement”) with the United States Department of Treasury (“Treasury”) that provides for the Company’s participation in the Treasury’s TARP Capital Purchase Program (the “CPP”). If the Company does not participate or ceases at any time to participate in the CPP, this letter shall be of no further force and effect.

For the Company to participate in the CPP and as a condition to the closing of the investment contemplated by the Participation Agreement, the Company is required to establish specified standards for incentive compensation to its senior executive officers and to make changes to its compensation arrangements. To comply with these requirements, and in consideration of the benefits that you will receive as a result of the Company’s participation in the CPP, you agree as follows:

1)	No Golden Parachute Payments. The Company is prohibiting any golden parachute payment to you during any “applicable tax year.” An “applicable tax year” is any period during which (a) you are a senior executive officer, and (b) Treasury holds an equity or debt position in the Company under the CPP.

2)	Recovery of Bonus and Incentive Compensation. Any bonus and incentive compensation paid to you during a CPP Covered Period is subject to recovery or “clawback” by the Company if the payments were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria.

3)	Compensation Program Amendments. Each of the Company’s compensation, bonus, incentive and other benefit plans, arrangements and agreements (including golden parachute, severance and employment agreements) either currently or hereinafter in effect and including all amendments thereto (collectively, “Benefit Plans”) with respect to you are hereby amended to the extent necessary to give effect to provisions (l) and (2).

12)	Definitions and Interpretation. This letter shall be interpreted as follows:

•	The term “Company” includes any entities treated as a single employer with the Company under 31 C.F.R. § 30.1(b) (as in effect on the Closing Date). You are also delivering a waiver pursuant to the Participation Agreement, and, as between the Company and you, the term “employer” in that waiver will be deemed to mean the Company as used in this letter.

•	The term “applicable tax year” shall be limited by, and interpreted in a manner consistent with, 31 C.F.R. § 30.11, (as in effect on the Closing Date).

•	“EESA” means the Emergency Economic Stabilization Act of 2008 as implemented by guidance or regulation issued by the Department of the Treasury and as published in the Federal Register on October 20, 2008.

•	“Golden parachute payment” is used with same meaning as in Section 111(b)(2)(C) of EESA.

•	“Senior executive officer” means the Company’s “senior executive officers” as defined in subsection 111(b)(3) of EESA.

•	Provisions (1) and (2) of this letter are intended to, and will be interpreted, administered and construed to, comply with Section 111 of EESA and the guidance thereunder (and, to the maximum extent consistent with the preceding, to permit operation of the Benefit Plans in accordance with their terms before giving effect to this letter)

13)	Miscellaneous. To the extent not subject to federal law, this letter will be governed by and construed in accordance with the laws of New York. This letter may be executed in two or more counterparts, each of which will be deemed to be an original. A signature transmitted by facsimile will be deemed an original signature.

In addition, the Company is required to review its Benefit Plans to ensure that they do not encourage senior executive officers to take unnecessary and excessive risks that threaten the value of the Company. To the extent any such review requires revisions to any Benefit Plan with respect to you, you and the Company agree to negotiate such changes promptly and in good faith.

In addition to the foregoing and in consideration for the benefits you will receive as a result of Company’s participation in the CPP, you agree to voluntarily waive any claim against the United States or the Company for any changes to your compensation or benefits that are required to comply with EESA. This waiver includes all claims you may have under the laws of the United States or any state related to the requirements imposed by EESA, including without limitation a claim for any compensation or other payments you would otherwise receive, any challenge to the process by which this regulation was adopted and any tort or constitutional claim about the effect of these regulations on your employment relationship.

Please indicate your agreement by signing and returning this letter agreement.

Yours sincerely,

/s/ Peter G. Humphrey
Peter G. Humphrey
President and Chief Executive Officer
Financial Institutions, Inc.

Intending to be legally bound, I agree with
and accept the foregoing terms on the date set
forth below.

/s/ Kevin B. Klotzbach
Kevin B. Klotzbach
Date: December 23, 2008